Guarantees with third parties, contingent assets and, liabilities, and other commitments	12 Months Ended
Dec. 31, 2020
Disclosure Of Other Provisions [Abstract]
Direct and indirect guarantees

35.  GUARANTEES WITH THIRD PARTIES, CONTINGENT ASSETS AND, LIABILITIES, AND OTHER COMMITMENTS

35.1   Direct guarantees

				Assets Committed
	Debtor					Carrying	Outstanding balance as of			Guarantees released
Creditor of Guarantee	Company	Relationship	Type of Guarantee	Type	Currency	Amount	Currency	12-31-2020	12-31-2019	2020	Assets	2021	Assets	2022	Assets
Mitsubishi Corporation	Enel Generación Costanera S.A.	Creditor	Pledge	Combined cycle	ThUS$	39,285	ThUS$	46,802	47,844	—	—	—	—	—	—
BNDES	Enel Distribución Rio S.A.	Creditor	Pledge on collection and others	Collection accounts	ThUS$	3,966	ThUS$	3,845	13,205	—	—	—	—	—	—
Various Creditors	Enel Distribución Ceará S.A.	Creditor	Pledge on collection and others	Collection accounts	ThUS$	10,969	ThUS$	74,198	98,388	—	—	—	—	—	—
Banco Bradesco	Enel Distribución Goiás S.A.	Creditor	Pledge on collection and others	Collection accounts	ThUS$	19,911	ThUS$	43,802	77,054	—	—	—	—	—	—
Fundação Cesp	Enel Distribuicao Sao Paulo S.A.	Creditor	Pledge on collection and others	Collection accounts	ThUS$	21,775	ThUS$	816,798	934,752	—	—	—	—	—	—
Various Creditors	Enel Generación Piura S.A.	Creditor	Mortgage	Fixed assets	ThUS$	23,408	ThUS$	16,933	56,835	—	—	—	—	—	—
Various Creditors	Enel Distribución Perú S.A.A.	Creditor	Mortgage	Fixed assets	ThUS$	32,315	ThUS$	24,065	33,187	—	—	—	—	—	—
Banco Continental SA	Enel Generación Perú S.A.	Creditor	Mortgage	Fixed assets	ThUS$	9,569	ThUS$	7,129	5,180	—	—	—	—	—	—

As of December 31, 2020 and 2019, the carrying amount of property, plant and equipment pledged as security for liabilities amounted to ThUS$104,577 and ThUS$114,699, respectively (see Note 17.c.ii).

As of December 31, 2020, the Company had future energy purchase commitments amounting to ThUS$71,322,737  (ThUS$96,201,541 as of December 31, 2019).

35.2   Indirect guarantees

				Debtor			Outstanding balance as of
Type	Contract Name	Ending Date	Creditor of Guarantee	Company	Relationship	Type of Guarantee	Currency	12-31-2020	12-31-2019

Joint & Several	Bono H	October 2028	Bondholders Enel Generación Chile Bonds Program (formerly Endesa Chile)	Enel Generación Chile S.A.	Divided companies of the orignal debtor, Endesa Chile (joint debor Endesa Américas and post merger Enel Américas) *	Joint co-debtor	US$	70,897	67,285
Joint & Several	Bono M	December 2029	Bondholders Enel Generación Chile Bonds Program (formerly Endesa Chile)	Enel Generación Chile S.A.	Divided companies of the orignal debtor, Endesa Chile (joint debor Endesa Américas and post merger Enel Américas) *	Joint co-debtor	US$	335,240	341,010
Guarantor	DEBÊNTURES 9ª EMISSÃO (AMPL19)	December 2020	DEBENTURES	Enel Distribución Rio S.A.	Enel Brasil	Guarantor	US$	0	149,148
Guarantor	BNP PARIBAS 4131	February 2022	BNP PARIBAS	Enel Distribución Rio S.A.	Enel Brasil	Guarantor	US$	79,612	102,642
Guarantor	CITIBANK 4131 II	March 2021	CITIBANK	Enel Distribución Rio S.A.	Enel Brasil	Guarantor	US$	96,461	96,891
Guarantor	ITAÚ 4131	July 2021	ITAÚ	Enel Distribución Rio S.A.	Enel Brasil	Guarantor	US$	77,194	77,203
Guarantor	BNP PARIBAS 4131 II	December 2022	BNP PARIBAS	Enel Distribución Rio S.A.	Enel Brasil	Guarantor	US$	39,230	—
Guarantor	CITIBANK 4131	January 2021	CITIBANK	Enel Distribución Goiás S.A.	Enel Brasil	Guarantor	US$	0	145,929
Guarantor	BNDES FINAME GIRO	May 2023	BNDES	Enel Distribución Goiás S.A.	Enel Brasil	Guarantor	US$	18,170	25,054
Guarantor	SCOTIABANK 4131 CELG	August 2022	SCOTIABANK	Enel Distribución Goiás S.A.	Enel Brasil	Guarantor	US$	48,870	48,870
Guarantor	NP 3ª Emissão	November 2020	ITAÚ BBA INTERNATIONAL PLC	Enel Distribución Goiás S.A.	Enel Brasil	Guarantor	US$	0	217,443
Guarantor	SCOTIABANK 4131 CELG II	November 2020	SCOTIABANK	Enel Distribución Goiás S.A.	Enel Brasil	Guarantor	US$	0	48,056
Guarantor	BNP PARIBAS 4131 II	March 2021	BNP PARIBAS- CREDIT AGREEMENT	Enel Distribución Goiás S.A.	Enel Brasil	Guarantor	US$	33,108	—
Guarantor	DEBÊNTURES - 23ª EMISSÃO - 1ª serie	September 2021	DEBENTURES	Enel Distribuicao Sao Paulo S.A.	Enel Brasil	Guarantor	US$	136,305	177,479
Guarantor	DEBÊNTURES - 23ª EMISSÃO - 2ª série	September 2023	DEBENTURES	Enel Distribución Sao Paulo	Enel Brasil	Guarantor	US$	270,297	352,037
Guarantor	BNP PARIBAS 4131	June 2020	BNP PARIBAS- CREDIT AGREEMENT	Enel Distribución Goias (ex-CELG)	Enel Brasil	Guarantor	US$	—	50,597
Guarantor	CITI 4131 FORTALEZA	April 2020	CITIBANK	Enel Generación Fortaleza	Enel Brasil	Guarantor	US$	0	60,908
Fine	FINEP - 1º Protocolo	February 2020	FINEP	Enel Distribución Sao Paulo	n.a	Fine	US$	0	253
Fine	FINEP - 2º Protocolo	April 2024	FINEP	Enel Distribución Sao Paulo	n.a	Fine	US$	0	15,756
						Total		1,205,384	1,976,561

(*) Upon the demerger of the original issuer, between Endesa Chile (currently Enel Generación Chile S.A.) and Endesa Américas, and in accordance with the bond indenture, all entities arising from the demerger are liable for the debt, regardless that the payment obligation remains in Enel Generación Chile S.A. After the merger carried out in 2016, the Company became liable for the obligations of Endesa Américas.

Lawsuits and Arbitration Proceedings

35.3 Litigation and Arbitration Proceedings

As of the date of these consolidated financial statements, the most relevant litigation and arbitration proceedings of Enel Américas and its subsidiaries are the following:

a) Pending lawsuits, Enel Américas

The Chilean Tax Authority (SII) carried out a regular audit for the 2012 business year (Tax Year 2013). On September 4, 2015, it provided notice of a tax assessment for the additional tax due, based on article 74 of the Income Tax Act, justifying its position on the ground that a modification of the Taxable Profits Fund (Fondo Utilidad Tributaria or FUT) allegedly entailed a modification of the base for the additional tax. The company responded that the SII had accepted the income rectification and the income tax return it had filed, thereby accepting the declared tax amounts. On December 23, 2015, Enel Américas (formerly named Enersis S.A.) filed a tax claim before the Tax and Customs Courts (TTA), claiming that the tax obligation had been fully complied with, since the additional tax had been paid provisionally on a monthly basis, and the tax obligation had been fully settled and resolved when the income rectification was made on May 8, 2014, which included the rectification of the FUT amount. An unfavorable ruling was rendered and the company filed an appeal in January 2018. The case was pleaded before the Court of Appeals on September 12, 2018 and the decision on the appeal was unfavorable, with the dissenting vote of one judge. On November 15, 2018, the company filed another appeal, which was declared admissible by the Court of Appeals and is pending in the Supreme Court. In January 2019, the General Treasury of the Republic notified Enel Américas of a tax payment due. On March 1, 2019, the company requested the ruling of the Court of Appeals on the suspension of tax collection presented on November 8, 2018. On March 11, 2019, the Court of Appeals decided to suspend the collection of taxes for the maximum legal term of six months. On March 15, 2019, the case entered the Supreme Court for its substantive admissibility examination. On March 19, 2019, the company’s cassation appeal was accepted. In September 2019, the extension of the tax collection suspension was requested. On October 25, 2019, the Supreme Court agreed to renew the suspension of the tax collection. During the interim period while the Supreme Court had not yet issued a judgment on the suspension of tax collection, the General Treasury of the Republic seized funds in a current account of Enel Américas. The Treasury cannot dispose of such funds by order of the Supreme Court. In December 2019, a renewal of the tax collection suspension was requested. On January 3, 2020, the Court granted the company's request. On March 30, 2020, a renewal of the fund transfer suspension was requested. On April 7, 2020, the Court granted the company's request. On June 15, 2020, a renewal of the tax collection suspension was requested. On June 22, 2020, the Court granted the company's request. On September 4, 2020, at renewal of the tax collection suspension was requested. On September 9, 2020, the Court granted the company's request. On November 27, 2020, the Company requested a renewal of the tax collection suspension. On December 2, 2020, the Court granted the company's request.. The amount under dispute is ThCh$ 7,744,293, or approximately ThUS$ 10,900.

b) Subsidiary pending lawsuits:

Colombia:

1.

José Rodrigo Alvarez and approximately 1,400 other individuals — all of them residents of the municipality of Garzón — filed a class-action lawsuit, currently pending in the Fourth Civil Court of the Circuit of Bogotá, against Emgesa S.A. ESP. It is claimed that, as a consequence of the construction of El Quimbo hydroelectric project, their income from artisanal and business activities was reduced by an average of 30% even though the socioeconomic study of the project had taken this into account. The amount of the claim is ThUS$9,021 equivalent to ThCOP 30,870,677. The case has been in the evidentiary stage since 2016 and no expert opinion has been issued due to the counterparty’s lack of activity. On May 8, 2019, the court granted approximately US$200 for expert expenses, without the plaintiff having paid the expenses to date. The company is waiting for decision on the withdrawal of the request for the expert’s opinion and the final arguments to continue.

2.

A lawsuit for nullity and restoration of rights was filed by Emgesa against the Colombian Directorate of National Taxes and Customs (DIAN) before the Administrative Court of Huila. Emgesa (formerly Central Betania) enjoyed a tax benefit on corporate income tax, known as the "Páez Law", which established a tax exemption for companies located in a specific area that suffered a catastrophe. The Colombian tax authorities (DIAN) challenged the method used by Emgesa to determine the taxable base of the income tax using this benefit. In essence, DIAN’s position is that certain Emgesa revenues, such as adjustments for inflation and non-operating income, do not qualify for this tax exemption because they are not related to the electricity generation activity. However, Emgesa believes that, in accordance with the Páez Law, this special benefit applies to the company as an entity and not just to certain company revenues. On July 27, 2017, the Huila Administrative Court issued a ruling accepting the arguments of the DIAN, determining that no benefit should be applied to these revenues, since they do not come from the furtherance of the company's corporate purpose. The ruling did not provide a substantive legal basis and did not rule on various defenses presented by the company. Similarly, the Court confirmed the sanction of inaccuracy without analyzing the difference in criteria or defining the punishable act. Therefore, on August 10, 2017, Emgesa filed an appeal reiterating that the benefit falls on the company and the law does not discriminate in its application when it comes to non-operating income. New rulings of the Council of State that support the position of the company were considered. It was insisted that there is a difference in criteria and therefore the sanction of inaccuracy should be lifted. On September 22, 2017, the proceeding was assigned in the Council of State where the second instance review took place. On November 24, 2017, Emgesa’s lawyers presented the closing arguments and in January 2018 the file entered the magistrate's office for the final decision. On October 15, 2020, the State Council issued a second and final judgment unfavorable to Emgesa, which concluded that the exemption from the Páez Law only benefits operating income. The judgment ordered Emgesa to pay COP $63,766 million (ThUS$ 18,634) for the higher tax assessed, a penalty, indexation of the penalty and interest on arrears. This amount was paid on November 26, 2020.

3.

Comepez S.A. and other fish farm and artisanal fishermen companies filed class action lawsuit No. 41001233300020140052400 against Emgesa S.A. ESP, the Colombian Ministry of Environment and Development and the Colombian Ministry of Mining and Energy, which is currently under review by the Huila Administrative Court. Fishermen are seeking the protection of collective rights and a healthy environment, public health, food security and safety and the prevention of technically foreseeable disasters. Furthermore, the plaintiffs are seeking the issuance of an order compelling the entities to immediately take the necessary corrective and preventive measures to halt the imminent danger of massive fish mortality in the Betania reservoir fish farming projects, relating to the filling of the reservoir and the operation of the El Quimbo hydroelectric project. This lawsuit does not have a specified monetary amount because of its nature as an action regarding the protection of collective rights. The matter has been pending decision since June 18, 2018. During the evidentiary stage, the environmental authorities ANLA and CAM jointly presented a report in which they stated that the company had complied with the obligations imposed by the Administrative Court within the injunctive measures, even though the matter has no quantified claims. The final arguments were presented by Emgesa on June 15, 2018, and the matter was submitted for consideration on June 18, 2018. The company expected that a first judgment would be issued before the end of the first quarter of 2021. On January 12, 2021, the first instance judgment by the Court of Huila (delivered by formal notice to the Company on February 1, 2021) became known, and, although it recognized that the oxygenation system implemented by Emgesa mitigated the risks associated with the protection of fauna in the Betania basin, the judgment imposed a number of obligations on the environmental authorities involved, as well as on Emgesa itself. In particular, Emgesa is required to implement a decontamination project aimed at ensuring that the water in the basin does not generate risks for the river's flora and fauna, which will be subject to verification by ANLA, as well as to permanently ensure the operation of the oxygenation system already implemented, adapting it to the parameters required by ANLA. The Company will file an appeal of the decision once the Court has responded to certain requests for clarification and integration of the judgment. The first instance judgment only ordered the Company to conduct a decontamination project and there was no economic recognition for the plaintiff. Should the judgment be confirmed such project will be assumed by the business line and no payments will be made.

4.

In class-action lawsuit No. 1-001-33-34-001-2014-00056-00, filed by several residential complexes — including La Sabana Medical Center — against Codensa S.A.  in the First Administrative Court of the Bogotá Capital District, the plaintiffs demand the refund of an alleged tariff cost excess that they were charged due to a failure to apply a tariff benefit to which the plaintiffs argue they are entitled as Voltage Level One users and infrastructure owners, as established in Resolution No. 082 of 2002, modified by Resolution No. 097 of 2008. Codensa responded to the complaint by rejecting it in its entirety. A conciliation hearing was held between the parties, without success. An evidence order was issued on May 15, 2018 and the joinder of new plaintiffs was denied. The proceedings are in the evidentiary stage, and the estimated value of this lawsuit is approximately COP337,000 million (ThUS$98,480). A judgment has not yet been issued because there is no certainty of the plaintiffs' claim.

5.

Henry Andrew Barbosa filed a class-action lawsuit against Codensa and the Special Public Services Administrative Unit (UAESP) under File No. 2009-0069 of the Bogotá Capital District before the Tenth Administrative Judge of the Bogotá Capital District. Subsequently, Codensa filed an action for nullification and restoration of rights against the UAESP, under File No. 2018-00718, which is currently pending before the Administrative Court of Cundinamarca. In the class action, the judge ordered Codensa and the UAESP to reassess the 1997 Public Lighting Agreement signed between them, since it was determined that there were 8,661 fewer streetlights than Codensa had taken into account in its billing. In 2014, the parties agreed to the reassessment and carried out a transaction for the periods 1998 to 2004, resulting in a debt of  COP14,433 million (ThUS$4,218) owed by Codensa to the UAESP. By an order of June 1, 2017, the Court refused to consider the above-mentioned 2014 agreement and instead ordered the UAESP to carry out a unilateral assessment. In compliance with the order, the UAEPS issued Resolution No. 000730 of December 18, 2017, where it determined that Codensa should pay COP113,082 million (ThUS$33,046). The nullification and restoration of rights action filed against the UAESP was in the notification stage and the UAESP was in the process of answering the demand. On August 21, 2019, the Administrative Court of Cundinamarca at the initial hearing determined that no further evidence was needed and ruled against Codensa, subtracting any value from the reassessment agreed by the parties in 2014. An appeal was filed and submitted to the Council of State. The UAESP had begun the collection process, but the collection was suspended with the admission of the nullification action. Codensa paid COP24,400 million (ThUS$7,130), which it considers its obligation to pay under the 2014 reassessment agreements. In total, the nullification action has an approximate value of COP88,698 million (ThUS$25,920).

6.

On December 4, 2017, Grupo Energía de Bogotá (GEB) notified Enel Américas of its intention to submit to arbitration the dispute between the parties regarding the distribution of the profits of the 2016 fiscal year for Emgesa and Codensa in accordance with the provisions of the Investment Framework Agreement (AMI). GEB claims that Enel Américas is acting contrary to its own previous conduct by voting for a 70% distribution of profits, under the allegedly incorrect interpretation that this proportion corresponds to “all available profits in accordance with good commercial practice.” Furthermore, GEB claims that Enel Américas’ conduct violates the provisions of Clause 3.8 of the AMI, which regulates the form of distribution of profits by obliging the parties to vote in favor of the distribution of all  (100%) profits that may be distributed during each fiscal year. The claims seek a declaration of Enel Américas’ breach of the AMI and the consequent distribution of 100% of the profits of the 2016 fiscal year for each company. The amounts claimed not received by GEB as a consequence of the partial distribution of profits were COP63,619 million (ThUS$18,591) for Codensa and COP82,820 million (ThUS$24,202) for Emgesa. GEB decided to withdraw the claims to make amendments and to include new issues. On October 8, 2018, GEB filed a new arbitration claim with the Arbitration Center of the Chamber of Commerce of Bogotá for the alleged breach of the AMI in relation to the failure by Emgesa and Codensa to make full distributions of dividends in 2016, 2017, and 2018 and a breach of other provisions of the shareholders’ agreements and requesting compensation for damages. The new claims amount to ThCOP1,876,417,133  (ThUS$548,339), plus interest. The arbitration is in the closing arguments phase and a hearing was scheduled to receive final arguments on February 10, 2021. Ultimatelly, the parties requested a three-month extension, which may last until June 25, 2021, during which time the court proceedings are suspended.  uring this period, conditions for incorporation of the joint investments into the renewable business, definition of new rules of corporate governance that are more closely aligned with the current objectives and opportunities of this new stage, and other conditions, must be set forth in order to reach a final agreement and conclude the arbitration dispute. If the conditions do not occur, the arbitral tribunal shall give a final judgment.

7.

Thirty-seven applications for arbitration proceedings were filed by Grupo Energía Bogotá against Codensa (17) and Emgesa (20), seeking the nullification of the Minutes of the Board of Directors and the Shareholders’ General Meeting. These applications present, among others, the following arguments: i) Conflicts of Interest with economically-affiliated companies; ii) Impossibility of ratifying authorizations to contract; iii) Improper waiving of conflicts of interest; iv) Violation of the AMI in terms of distribution of profits; and v) insufficient information for decision making. The applications are similar in that they indicate that the decisions are flawed because they contravene fundamental principles, they are null and void due to their unlawful object and reason, they breach AMI provisions regarding the distribution of profits and certain minutes were approved while the arbitration was pending. The amount is undetermined. However, the case involves decisions made about transactions with companies with a high-impact economic link to the business. On July 5, 2018, the selection of arbitrators took place given that there was no agreement regarding the appointment of arbitrators or the consolidation of the arbitrations with the arbitration against Enel Américas. These arbitration proceedings are in their initial phase. By order dated June 21, 2019, the Court of Arbitration consolidated the proceedings into a single arbitration because the claims are similar, they can be carried out in the same proceeding, are between the same parties, and use the same evidence. Accordingly, only one arbitration will be conducted with respect to Emgesa which caused GEB to revise its claim. With respect to Codensa, a similar decision was issued on October 25, 2019, ordering the consolidation of 17 arbitration proceedings into a single proceeding. In the Emgesa arbitration, the response to the claim was submitted; however, the parties mutually agreed to suspend the proceeding until December 28, 2020. In the Codensa arbitration, the response to the claim was submitted; however, the parties by mutual agreement requested suspension of the proceeding until December 28, 2020. Subsequently, there was an additional extension of this suspension.

Peru:

8.

The Peruvian National Customs and Tax Authority (SUNAT) challenged Enel Generación Perú (formerly known as Edegel), through Notices of Assessments and Penalties, about the deduction as an expense of the depreciation corresponding to part of the highest book value assigned to the assets in the appraisal carried out as a result of their voluntary revaluation in 1996. The rejected value of the appraisal relates to financial interest paid during the construction stage of the power generation plants. SUNAT’s position is that Enel Generación Perú has neither reliably demonstrated that it was necessary to obtain financing in order to build the generation plants that were revalued, nor that such financing had actually been incurred. Enel Generación Perú’s position is that SUNAT cannot demand such proof, since the appraisal is intended to assign to the asset the market value appropriate to it at the time the appraisal is conducted, and not its historical value. In this case, the appraisal methodology took into consideration the fact that power plants of such magnitude are built with financing. If SUNAT did not agree with the valuation, it should have presented its own appraisal, which it did not do.

For the year 1999: In February 2012, the Tax Court (“TF”) resolved the lawsuit regarding the 1999 tax year in favor of Enel Generación Perú with regard to two plants and against it with respect to four plants, reasoning that only the first two were proven to have been financed. Enel Generación Perú paid the taxes reassessed by SUNAT in June 2012, amounting to ThPEN37,710 (ThUS$10,423), which will have to be refunded if a favorable outcome is obtained in the complaint filed with the judicial courts (“PJ”) against the TF’s decision, filed in May 2012 against SUNAT and the TF.

In March 2018, Enel Generación Perú received the Court of Appeals’ decision declaring the PJ’s decision null and void and ordering the rendering of a determination on the claim. The file was referred to the PJ in June 2018. The judgment was notified to Enel Generación Perú in January 2020, whereby the PJ declared all claims groundless. In the same month, Enel Generación Perú filed an appeal.

In July 2020, Enel Generación Perú was notified of the resolution granting the appeal. In September 2020, the case was heard in the Court of Appeals and pleadings were filed. In October 2020, Enel Generación Perú was notified of the judgment issued by the Court of Appeals, which partially confirmed the first instance judgment, declaring the main claim groundless (partial nullity of the TF resolution, as it refused to include “interest during construction” in the calculation of the “new similar value”), as well as the second main claim (SUNAT is ordered to consider such interest in the calculation model) and their respective supplementary claims. Likewise, the Court of Appeals voided the judgment and ordered the file to be sent back to the PJ for a ruling on the subordinate claim (reimbursement of late interest for undue delay). This position placed Enel Generación Perú in an unusual situation since, on the one hand, it had to challenge the judgment before the Supreme Court through a cassation appeal and, on the other hand, the PJ would have to rule on the subordinate claim.

In November 2020, Enel Generación Perú filed a cassation appeal against the aforementioned judgment issued by the Court of Appeals. In that same month, Enel Generación Perú was notified of the Court of Appeal’s resolution, whereby the Court of Appeals deemed the cassation appeal to have been filed; however, Enel Generación Perú will not escalate the appeal to the Supreme Court until the PJ rules on the subordinate claim.

For the years 2000 and 2001: The reasoning adopted for the 1999 tax year was applied to the 2000 and 2001 periods and Enel Generación Perú paid ThPEN18,786  (ThUS$5,193).

Judicial case: In March 2018, the PJ rendered a decision declaring the lawsuit groundless, and ruled in favor of Enel Generación Perú. with respect to the non-application of interest on the advances from March to December 2001. During the same month, Enel Generación Perú. appealed the unfavorable portion of the judgment. In December 2018, the oral report was submitted and several briefs were submitted. In December 2018, the PJ issued a ruling to void the trial court decision, ordering that the trial court issue a new decision considering the arguments set out in its ruling. In March 2019, the PJ returned the case file to the trial court. In May 2020, Enel Generación Perú. learned that the trial court had issued a judgment declaring that the claim of Enel Generación Perú. was partially admissible, but only with respect to the claim related to the collection of late interest for failure to make payments on account for the periods from March to December 2001. The other claims were declared groundless. In August 2020, Enel Generación Perú. appealed the trial court's decision. In December 2020, Enel Generación Perú. was notified of the trial court’s resolution, which ordered a stay of execution for the appeal and the file was submitted to the PJ.

Administrative case: In August 2017, Enel Generación. Perú was notified of the Compliance Order, which was issued taking into consideration the TF’s ruling for the 1999 fiscal year, by means of which SUNAT reassessed the tax due for the period 2000-2001. According to SUNAT, Enel Generación Perú’s updated tax due amounted to PEN 220 million, because of the annual corporate tax for 2000, a related fine, and payments on account for the 2001 fiscal year. Also, the discounted credits in the company’s favor amounted to PEN 22 million for the 2001 corporate tax. In September 2017, Enel Generación Perú. was served with a decision in which SUNAT corrected the Compliance Order of August 2017, stating that it had applied an incorrect restatement factor to the assessed tax, which resulted in the tax assessed by SUNAT amounting to PEN 190 million, rather than PEN 220 million. In September 2017, Enel Generación Perú. appealed the above-mentioned Compliance Order. Enel Generación Perú. presented written arguments in July 2018. In October, the oral report was made, and arguments were presented.

Forthcoming legal actions:

For the year 1999: Enel Generación Perú S.A.A is awaiting  the trial court’s issuance  of  a judgment on Enel Generación Perú´s lawsuit.

For the years 2000-2001: Enel Generación Perú is awaiting  the TF’s issuance of  the corresponding resolution and for the trial court to issue a ruling on Enel Generación Perú’s lawsuit.

The total amount involved in these lawsuits is estimated at ThPEN75,821  (ThUS$20,958).

9.

SUNAT disallowed recognition by Enel Distribución Perú. (formerly known as Edelnor) of the commercial energy losses recognized by the company between 2006 and 2011, equivalent to approximately 2% of the total purchased and self-generated energy. SUNAT challenged the cost of sale of that energy determined by Enel Distribución Perú S.A.A., on the basis of an energy theft crime that was not established by the courts of law. SUNAT’s position is that the infeasibility of a legal action can only be demonstrated through a police report and a resolution issued by the Attorney General (Public Prosecutor’s Office) declaring, on a definitive or provisional basis, the filing of the criminal action for energy theft. The TF has rendered some decisions stating that such a resolution is necessary. Enel Distribución Perú’s position is that since the law does not establish a specific mechanism on how the unfeasibility of a legal action will be demonstrated, it is possible to present any available, appropriate and reasonable evidence for this situation (free review of evidence). Enel Distribución Perú chose to demonstrate that it was futile to prosecute these crimes through legal actions, presenting reports produced by specialized engineers, reports issued by the General Directorate of Electricity (DGE) of the Ministry of Energy and the Mines and by the Energy and Mining Investment Supervisor Authority (OSINERGMIN), the Peruvian electricity regulatory authority, demonstrating that there was no sense to go to the courts and prosecute a crime that would be futile because the perpetrators of the crime, the exact occurrence of theft, the specific place where it occurs and the amount stolen at each opportunity could not be identified. The TF has allowed this type of proof in case of theft in the distribution of water (an industry similar to the distribution of electricity) and has not indicated that a resolution issued by the Attorney General (Public Prosecutor’s Office) is the only admissible evidence demonstrating the futility of pursuing legal action in this case.

The proceedings have progressed as follows:

For the year 2006: The TF ruled against Enel Distribución Perú in the appeal, although it agreed with Enel Distribución Perú’s position based on the disputed issue. Therefore, the TF upheld the defense after concluding that Enel Distribución Perú did not demonstrate the amount of commercial losses attributable to theft. This finding stems from the fact that commercial energy loss is not exclusively composed of stolen energy, but also of energy lost due to other reasons, such as measurement errors, billing errors and errors in estimating physical losses. Due to the immediate enforceability of the TF judgment, Enel Distribución Perú paid the tax due in full to SUNAT amounting to a total of PEN14,517 million (US$4,013 million). Following a decision partially in favor of Enel Distribución Perú, in January 2017, both SUNAT and Enel Distribución Perú filed cassation appeals with the Supreme Court of Justice. In January 2018, Enel Distribución Perú was served with the decision dismissing its cassation appeal and upholding SUNAT’s extraordinary appeal. In November 2019, Enel Distribución Perú was served with the judgment of the Supreme Court stating that the cassation appeal filed by SUNAT should be declared founded, and, consequently, nullified the second instance judgment, and ordered that a new decision had to be issued. In August 2020, Enel Distribución Perú was served with the judgment of the Court, which declared the subordinate claim admissible and, consequently, ordered the return of the administrative file to SUNAT, in order for SUNAT to determine, based on the existing evidence, the percentage of extraordinary losses due to electricity theft. In the same month, the TF and SUNAT filed appeals against the judgment, which were submitted to the Supreme Court in September 2020.

For the years 2007 and 2008: Considering the result obtained in connection with the 2006 tax year, Enel Distribución Perú initiated a new defense strategy: (i) theoretically, commercial energy losses may be composed of errors of measurement, billing and estimates of physical losses; (ii) since such losses are determined by “subtraction” (the energy that entered the system “minus” the energy supplied to customers and “minus” the physical loss of energy), commercial energy loss may actually be composed of such errors only in cases of under-measurement or under-invoicing or underestimation of physical losses; (iii) if there are no such errors, the amount shown as commercial energy loss is composed only of losses from theft, (iv) during the inspection, SUNAT reviewed both the billing and the physical loss report and neither challenged nor investigated them; therefore, in this respect, SUNAT cannot raise billing errors or errors in estimating physical losses as part of the commercial energy loss and (v) with respect to measurement errors, the margins for this type of errors are minimal as a business’s electrical energy distribution is regulated.

For the year 2007: Enel Distribución Perú presented evidence that a small amount of loss was attributable to under-measurement. At that time, commercial energy losses consisted mainly of theft (95%) and, to a lesser extent (5%), measurement errors. Enel Distribución Perú presented an oral report and its arguments.

For the year 2008: Enel Distribución Perú presented evidence that demonstrated an excess of measurement. Therefore, commercial energy losses were only theft. In December 2019, Enel Distribución Perú was notified of the TF’s ruling which rendered a partially favorable decision. In its decision, the TF (i) revoked and left without effect the position of the SUNAT related to the 2008 income tax; (ii) revoked the tax and fine assessments related to advance payments for the period March to December 2008; (iii) confirmed the tax and fine assessments related to the advance payments for the periods January and February 2008.

In August 2020, Enel Distribución Perú was notified that a Contentious Administrative Lawsuit against the decision of the TF had been filed by SUNAT. In September 2020, Enel Distribución Perú answered the lawsuit.

For the year 2009: SUNAT objected to the deduction of commercial energy losses, for the same reasons as in previous years. In November 2013, Enel Distribución Perú filed a claim in which, in addition to reiterating the reasons why the commercial loss of energy is deductible, provided evidence that demonstrated that the loss of commercial energy consisted mainly of theft (93%) and, to a lesser extent (7%), of measurement errors. In June 2014, SUNAT requested information on the details of the “standard energy loss” calculation. In July 2014, Enel Distribución Perú responded to the points requested by SUNAT. In August 2014, SUNAT served Enel Distribución Perú with the decision ruling on the latter’s claim. In that decision, SUNAT set aside the objection related to the standard loss of commercial energy, confirming the excess attributable to such amount. In September 2014, Enel Distribución Perú paid the debt it owed to SUNAT amounting to ThPEN5,274  (ThUS$1,458), which amount includes default interest on account payments and fines, and filed an appeal with the TF. In July 2019 Enel Distribución Perú was notified of the TF’s ruling which rendered an unfavorable decision against the company. In October 2018, Enel Distribución Perú filed a lawsuit against the TF ruling before the PJ, which was admitted by the court the same month. In December 2019, the PJ received the response to the claim from SUNAT and the TF, declared the process ready to proceed, set out the controversial points and admitted the evidence. In the same month, Enel Distribución Perú requested that a date was set for the oral report and requested a hearing. In July 2020, the oral report was scheduled for April 21, 2021.

For the year 2010: SUNAT only objected to the deduction of commercial energy losses corresponding to the excess of the standard commercial energy loss. In July 2015, Enel Distribución Perú paid the debt owed to SUNAT amounting to ThPEN5,084  (ThUS$1,405) including taxes, interest on late payments and fines. A claim was filed with SUNAT. In April 2016, Enel Distribución Perú was notified of SUNAT’s decision, which maintained the objections, and an appeal was filed that same month. In January 2020, Enel Distribución Perú was notified of the TF’s resolution confirming SUNAT's position: not allowing for the deduction of the excess of the standard energy loss. In June 2020, Enel Distribución Perú filed a Contentious Administrative Lawsuit against the TF’s resolution. In September 2020, the TF and SUNAT answered the claim.

For the year 2011: SUNAT also objected to the deduction of commercial energy losses corresponding to the excess of the standard commercial energy loss. In July 2016, Enel Distribución Perú paid the debt owed to SUNAT amounting to ThPEN3,126  (ThUS$864), which amount includes default interest on account payments and fines. In September 2016, Enel Distribución Perú was served with tax assessments and fines. In October 2016, Enel Distribución Perú filed a claim against the taxes and fines. In June 2017, Enel Distribución Perú received SUNAT’s decision which maintained the objections raised. In July 2017, Enel Distribución Perú filed an appeal. In February 2020, Enel Distribución Perú was notified of the TF’s decision that confirmed the position of SUNAT, which would not permit the deduction of the excess of the standard energy loss.

In June 2020, Enel Distribución Perú filed a Contentious Administrative Lawsuit against the TF resolution and was notified that the Contentious Administrative Lawsuit was accepted, and that SUNAT and the Tax Court had 10 business days to respond. In July 2020, the claim was deemed to have been answered. In August 2020, the proceedings were declared settled, the disputed points were resolved, and the evidence was admitted. In October 2020, the Court scheduled the oral report for June 18, 2021.

For the year 2014: SUNAT also objected to the deduction of commercial energy losses in excess of the standard commercial energy loss. It should be noted that Enel Distribución Perú paid the income tax associated with this expense, with the presentation of the original annual affidavit, which amounted to ThPEN 3,582  (ThUS$ 990). In January 2020, Enel Distribución Perú filed a claim against the tax assessment. In March 2020, Enel Distribución Perú submitted evidence and its brief, attaching additional supporting documentation. In December 2020, Enel Distribución Perú was notified of the SUNAT resolution which, among other things, reaffirmed the objection related to the excess of the standard commercial energy loss

Forthcoming legal actions:

For the year 2006: Enel Distribución Perú is waiting for the PJ’s Supreme Court to analyze the cassation appeals presented.

For the year 2007: Enel Distribución Perú is waiting for the TF to issue a resolution.

For the year 2008: Enel Distribución Perú is waiting for the case to be declared ready to proceed, the controversial points to be defined and the evidence to be admitted.

For the year 2009: Enel Distribución Perú is waiting for the oral report.

For the year 2010: Enel Distribución Perú is waiting for the case to be declared ready to proceed, the controversial points to be defined and the evidence to be admitted.

For the year 2011: Enel Distribución Perú is waiting for the oral report.

For the year 2014: Enel Distribución Perú will file an appeal against SUNAT’s resolution.

The total amount involved in these lawsuits is estimated at  PEN 83,360 million (ThUS$23,041).

10.

In 1997, Enel Generación Perú, Perené and Simsa entered into a joint venture agreement for the development of the Chimay and Yanango power plants, agreeing to a payment of US$13 million for Enel Generación Perú. In 1998, Enel Generación Perú signed a contract with its parent company, Generandes (now Enel Perú, after the merger with Generandes), for Enel Perú to provide supervision services for the construction of the power plants, agreeing to a payment of US$13 million for Enel Perú. In turn, Enel Perú entered into contracts with its shareholders, Entergy Perú and Conosur, transferring its commitments with Enel Generación Perú and agreeing to a payment of US$3 million for each party. SUNAT challenged this transaction the following reasons: (i) in the case of Enel Generación Perú, for using the VAT as a tax credit that was surcharged by Enel Perú, and (ii) in the case of Enel Perú, for treating the expense as deductible from the company’s income tax and for using the VAT as a tax credit that was surcharged by its shareholders. SUNAT’s position is that the transactions are not valid because Enel Perú and its shareholders are holding companies that have no personnel to provide such services. The supervision services were provided directly by Enel Generación Perú through its own personnel. The TF has supported SUNAT’s position in resolutions Nos. 15281-8-2014 and 11180-5-2017 issued for the Enel Generación Perú and Enel Perú cases, respectively. Taking this into consideration, Enel Perú expects that the PJ will issue a new decision, indicating that there are no costs and no revenues. According to this expected new determination, there would be a payment due in excess of Enel Perú’s income tax paid, and this excess would be offset with VAT, eliminating the contingency for this case.

The proceedings have progressed as follows:

After an adverse decision in the administrative process, Enel Perú paid SUNAT the tax owed of ThPEN 87,055 (ThUS$ 24,063) and filed a lawsuit against SUNAT and the TF. In September 2019, Enel Perú was notified of the ruling that declared the claim unfounded, except in a petition. In that same month, Enel Perú filed an appeal against the aforementioned ruling. In August 2020, Enel Perú was notified of the judgment of the appeals court that declared the judgment of the court void and ordered it to issue a new ruling.

The total amount involved for this lawsuit is ThPEN 87,055 (ThUS$ 24,063), which has been duly paid. The judicial file is pending again in the court for it to issue a new ruling.

11.

On July 5, 2016, Electroperú filed a request for arbitration against Enel Generación Perú due to disagreements regarding the interpretation of certain technical aspects (committed power, start date of the contract’s second stage, determination of the Base Gas Price) of an electric power supply contract entered into in 2003. The total amount of this arbitration is estimated at approximately PEN136.66 million (US$41.2 million). At the same time, the dispute stems from claims by Enel Generación Perú against Electroperú for approximately US$18.5 million. Electroperú filed its claim on June 4, 2017 and Enel Generación Perú filed its answer to the claim and its counterclaim on August 4, 2017. On August 10, 2017, the arbitral panel notified Enel Generación Perú of the settlement of the arbitration expenses. On September 18, 2017, Electroperú filed its counter-argument to the answer to the claim and counterclaim that had been filed by Enel Generación Perú. On October 3, 2017, Electroperú filed its response to the counterclaim that had been filed by Enel Generación Perú. On November 2, 2017, Enel Generación Perú filed its answer to the response that had been filed by Electroperú. On November 17, 2017, Enel Generación Perú acknowledged proper service of the response to the counterclaim filed by Electroperú. On January 2, 2018, Enel Generación Perú filed its counter-response to the arguments made by Electroperú. Arbitration hearings were held on July 23, 24 and 25, 2018. On August 24, 2018, the parties filed their closing arguments. On August 20, 2019, the final arbitration award was rendered in which the majority of the arbitral panel decided: (i) in the first claim of Electroperú, Enel Generación Perú was ordered to pay Electroperú ThUS$41,289, plus interest; (ii) in the second claim of Electroperú, Enel Generación Perú was ordered to pay Electroperú PEN49,229, plus interest; (iii) Enel Generación Perú’s counterclaim was deemed unfounded; and (iv) Enel Generación Perú must fully assume the costs of the arbitration proceeding and must reimburse Electroperú the amount of ThUS$589. On September 11, 2019, Enel Generación Perú submitted an appeal to the arbitral panel requesting (i) the exclusion of the arbitral award for Electroperú’s claims not contained in Electroperú’s arbitration demand and (ii) an interpretation of the arbitral award to remedy errors in motivation and assessment of the evidence. On October 9, 2019, the arbitral panel issued its decision on the appeal, rejecting it in its entirety. On November 6, 2019, Enel Generación Perú filed an appeal for annulment of the arbitration award before the Courts. On September 22, 2020, Enel Generación Perú was notified of the judicial resolution admitting for processing the aforementioned appeal for annulment. As of December 31, 2020, the decision by the Judiciary regarding Enel Generación Perú’s request for suspending the effects of the arbitration award is pending issuance. Likewise, Electroperú has not yet answered the claim for annulment of the arbitration award. Additionally, on September 1, 2020, Enel Generación Perú was notified of a judicial resolution that (i) admits for processing a demand for enforcement of the referred arbitration award filed by Electroperú and (ii) orders Enel Generación Perú to comply with the payment obligation contained in the award. On September 7, 2020, Enel Generación Perú submitted a written opposition to the aforementioned resolution to enforce the arbitration award.. As of December 31, 2020, the Judiciary has not yet formally notified Electroperú of the writ of opposition filed by Enel Generación Perú on September 7, 2020.

Brazil:

Enel Distribución Ceará (Companhia Energética do Ceará S.A. or “Coelce”)

12.

The Public Prosecutor’s Office has filed a public civil action against Enel Distribución Ceará, Enel Generación Fortaleza and ANEEL (the Brazilian Electricity Regulatory Agency) alleging that a) the electric power purchase agreement (PPA) signed between Enel Distribución Ceará and Enel Generación Fortaleza (companies of the same economic group) was illegal, the price of the contracted energy being very high, with excessive costs in the final consumers’ tariff and b) the tariff review conducted by ANEEL since 2002 was wrong, since it took into consideration inaccurate data in the process. It is seeking the exclusion of these components from the tariff and the return of the sums unduly collected by the concessionaire. The PPA’s legality was confirmed at the judicial courts of first and second instances, but the tariff review process (item b) was held to be erroneous at these rulings. On December 8, 2020, a special appeal filed by Enel Distribución Ceará was summarily dismissed. Enel Distribución Ceará filed motions for clarification of the decision, and to date they remain unresolved. The amount involved in this lawsuit cannot be estimated.

13.

In 2001, the Public Prosecutor’s Office for Labor Matters filed a public civil action against Enel Distribución Ceará alleging that the company was hiring third parties for the provision of final services (“outsourcing”), which was contrary to Brazilian law (Ruling 331 of the Brazilian Superior Labor Court), which allegedly only allows the provision of non-essential services by third parties. The Superior Labor Court issued a ruling declaring the outsourcing illegal. An appeal filed by Enel Distribución Ceará is currently pending trial by the Collective Bargaining Section (the reviewing section of the Superior Labor Court). Enel Distribución Ceará submitted a complaint to the Federal Supreme Court due to procedural irregularities (under the plenary reservation clause of the Federal Constitution), which was accepted by the court as a precautionary measure. The Federal Supreme Court ordered suspension of the ruling that prohibited the outsourcing of activities by Enel Distribución Ceará. The injunction is valid until the final resolution of the claim. The amount involved in this lawsuit cannot be estimated.

14.

Several rural electricity cooperatives have filed lawsuits to review the lease fee for the energy supply network in the rural area of the State of Ceará allegedly owned by them. Although Enel Distribución Ceará regularly pays the network lease fee to 13 rural electricity companies, a discussion on the ownership of these assets is pending decision, since they allegedly have already been directly replaced by Enel Distribución Ceará throughout the more than 30 years of these lease contracts.

"

Cooperativa de Eletrificação Rural do Vale do Acaraú (COPERVA) versus Companhia Energética do Ceará (Coelce): There is no preliminary injunction and there is still no first instance decision from the Ceará state court

"

Cooperativa de Eletrificação Rural do Vale do Acaraú (COPERVA) versus Companhia Energética do Ceará (Coelce): The Court of Justice (court of second instance) ruled in favor of Enel Distribución Ceará, rejecting the request for lease review, and a special appeal was filed by COPERVA and is currently pending before the Superior Court of Justice (court of third instance). On November 5, 2018, the Superior Court of Justice rendered a single-judge decision on a special appeal filed by COPERVA and vacated the ruling on the clarification attachments requested. In summary, the ruling judge held that the decision by the Court of Justice failed to provide satisfactory clarification on the facts claimed in COPERVA’s clarification attachment petitions and declared a retrial to hear this appeal. Enel Distribución Ceará filed an appeal against this decision on December 3, 2018 with the Superior Court of Justice in order that an en-banc decision be rendered (since the ruling had been issued by a single judge), which is pending a decision. As of December 31, 2020, the amount involved in the two lawsuits was BRL 312.2 million (ThUS$60,110).

"

Cooperativa de Energia, Telefonia e Desenvolvimento Rural (COERCE) versus Companhia Energética do Ceará (Coelce): There is no preliminary injunction and there is still no first instance decision from the Ceará state court. As of December 31, 2020, the amount involved in this lawsuit was BRL187.3 million (ThUS$36,058).

"

Cooperativa de Energia, Telefonia e Desenvolvimento Rural (COPERCA): versus Companhia Energética do Ceará (Coelce): On June 13, 2019, the judge in the Ceará state court issued a decision ordering the transfer of the claim to the Federal Courts, considering ANEEL’s interest in the claim, which transfer occurred on November 28, 2019. As of December 31, 2020, the amount involved in this lawsuit was BRL 162.7 million (ThUS$31,321).

15.

Fiação Nordeste do Brasil S/A (FINOBRASA), which has now been succeeded by Vicunha, filed a lawsuit against Enel Distribución Ceará claiming that the adjustment of electricity tariffs made through Decrees Nos. 38 and 45 (DNAEE) in February 1986 are illegal. It is seeking the declaration of illegality of the adjustments and an order that its effects be reflected in all subsequent adjustments and the return of amounts inappropriately collected. The Court of Justice (court of second instance) rendered a decision declaring the adjustment made in 1986 illegal, but it has rejected its reflection in the subsequent adjustments (cascade effect). A special appeal filed by FINOBRASA is currently pending before the Superior Court of Justice (court of third instance). As of December 31, 2020, the amount involved in the lawsuit was BRL 116.2 million (ThUS$22,363).

16.

Enel Distribución Ceará must apply the “pro rata” rule to calculate the amount of the tax on movement of goods and services (“ICMS”) deductible with respect to the total ICMS included in energy purchases. The rule stipulates that the percentage represented by the income taxed by ICMS over the total income (whether or not subject to ICMS) is deductible. For the purposes of its inclusion in the pro rata denominator, Enel Distribución Ceará’s position is that the untaxed income is the result of applying the energy’s final selling price (the price after deducting the State of Ceará subsidy for low-income consumers) and the Brazilian Tax Authority maintains that the untaxed income is the price of the normal tariff (without deducting the State of Ceará subsidy for low-income consumers). Due to the differences that arose in the interpretation of these laws, Enel Distribución Ceará has a total of 10 lawsuits covering the years 2005 to 2014. The company continues its defense in the administrative and judicial proceedings. As of December 31, 2019, the total amount involved in these lawsuits was at BRL 246 million (ThUS$47,360).

17.

The State of Ceará issued assessments to Enel Distribución Ceará for the periods 2003, and from 2004 to 2014, since it considered that the ICMS for the acquisition of property, plant and equipment had been incorrectly deducted. Enel Distribución Ceará has filed its administrative defenses in all administrative and judicial proceedings and is awaiting final decisions. As of December 31, 2020, the total amount involved in this lawsuit was estimated at BRL 207 million (ThUS$39,852).

Enel Distribución Goiás S.A. (formerly CELG Distribuição S.A.)

18.

Several municipalities have filed lawsuits against Enel Distribución Goiás claiming that an agreement made with the State of Goiás and the Goiana Association of Municipalities (AGM) which provides for the direct transfer to Enel Distribución Goiás of ICMS amounts owed to the municipalities by the State of Goiás is illegal. The amounts transferred were used to pay late electric bills. Enel Distribución Goiás responded that despite the potential illegality of the agreement, the amounts were effectively due and it would not be possible to return them to the municipalities. The Court of Justice of Goiás is divided and there is still no decision, which will only be rendered by the Superior Court of Justice (the court of third instance).

-	Municipality of Aparecida de Goiânia versus CELG Distribuição S.A. As of December 31, 2020, the amount involved in the claim was ThBRL 628.7 (ThUS$ 121.03).
-	Municipality of Quirinópolis versus CELG Distribuição S.A. As of December 31, 2020, the amount involved in the claim was ThBRL 336.1 (ThUS$ 64.12).
-	Municipality of Anápolis versus CELG Distribuição S.A. As of December 31, 2020, the amount involved in the claim was ThBRL 322.7 (ThUS$ 62.12).
-	Municipality of Bela Vista de Goiás versus CELG Distribuição S.A. As of December 31, 2020, the amount involved in the claim was ThBRL 106 (ThUS$ 20.41).
-	Municipality of Caiapônia versus CELG Distribuição S.A. As of December 31, 2020, the amount involved in the claim was ThBRL 112.2 (ThUS$ 21.62).
-	Municipality of Cezarina versus CELG Distribuição S.A. As of December 31, 2020, the amount involved in the claim was ThBRL 141 (ThUS$ 27.15).

19.

Enel Brasil S.A. and Enel Distribución Goiás have filed a security order against the tax authority of the State of Goiás so that the process for restitution of the amounts paid by Enel Distribución Goiás in relation to the claims guaranteed by Laws No. 17,555 (reimbursement for FUNAC) and 19,473 (reimbursement for ICMS – IVA Tax Credits) continues normally. The judge previously rejected a request for an injunction. Enel Brasil and Enel Distribución Goiás have filed an appeal against the decision, which was accepted by the Court of Justice of the State of Goiás, suspending the application of the new law and upholding the validity of Laws No. 17,555 (FUNAC) and 19,473 (Tax Credits). The injunction was subsequently revoked by the Court, as the Court did not recognize the urgency that justified an injunctive measure. Enel Brasil S.A. and Enel Distribución Goiás have filed an appeal against the decision, arguing that the right to the guaranty is legal and contractual, and the actions of the State of Goiás with the goal of suspending the integral application of the laws are clearly illegal. There is no first instance decision. The amount involved in the lawsuit is indeterminate.

20.

Enel Brasil S.A and Enel Distribución Goiás have filed an ordinary action against the State of Goiás requesting that Law No. 20,468 and all its effects be suspended. In summary, Law No. 20,468 has completely revoked Law No. 19,473 (Tax Credits), which grants Enel Distribución Goiás, as an alternative to cash payment, the right to offset payments made by the company for litigation whose events arose before 2015 by means of ICMS (IVA) tax credits. The judge rejected the injunction request. Enel Brasil S.A. and Enel Distribución Goiás have filed an appeal against the decision, arguing that the repeal of Law No. 19,473 (Tax Credits) is unconstitutional, since the tax incentive provided in the Law was established in full conformity with applicable legislation and was characterized as an acquired right, which is inviolable in accordance with Article XXXVI of the Brazilian Constitution.

In addition to characterizing the acquired right, article 178 of the Brazilian Tax Code establishes the impossibility of revocation of a tax incentive granted by certain conditions, an understanding confirmed by repeated statements of the Federal Supreme Court (Súmula STF 544). There has not been a decision in the first instance. The amount involved in the lawsuit is indeterminate.

21.

A union representing 513 employees of CELG (now Enel Distribución Goiás) filed a lawsuit for recognition of work (other than work contracted for) by electricians. In the lawsuit, the union affirmed that the electricians were carrying out the work of qualified professional electricians. The judge ruled against CELG and CELG has filed an appeal against that decision. The Regional Labor Court issued a decision, rejecting CELG’s appeal. CELG appealed to the Superior Labor Court, which also rejected the appeal. The judgment is in the enforcement stage, with a large divergence in the amounts discussed. Enel has paid BRL 37.6 million (ThUS$ 7,246). As of December 31, 2020, the estimated amount involved in the lawsuit was BRL 329.6 million (ThUS$ 65,079). The amount of the ultimate payment obligation is still uncertain given the divergence in the discussed calculations..

22.

The Public Prosecutor’s Office for Labor Matters filed a public civil action against Enel Distribución Goiás alleging that the company was hiring third parties for the provision of final services (“outsourcing”), contrary to Brazilian law (Ruling 331 of the Brazilian Superior Labor Court). In the court of first instance, the labor judge declared the sub-contracting legal. The Regional Labor Court, accepted the appeal filed by the Public Prosecutor’s Office for Labor Matters, reversed the decision of the labor judge in the court of first instance and has declared the sub-contracting illegal. Enel Distribución Goiás filed an appeal to the Brazilian Superior Labor Court, which upheld the Regional Labor Court decision. The decision was suspended by the Federal Supreme Court until judgment of the constitutional complaint discussing the matter in the Federal Supreme Court. The amount involved in the lawsuit is indeterminate.

23.

A union representing 1,715 employees filed a lawsuit against Enel Distribución Goiás questioning the legal nature of "food aid". The legal issue is the inclusion of this benefit in the compensation of the employees who received it before the company's adhesion to the PAT (Food Program for Workers) in 2008. A judgment was issued ordering the Company to pay the difference (integration of food aid to compensation of employees prior to May 7, 2008). Enel Distribución Goiás' appeal was rejected by the Regional Labor Court of the 18th Region (Goiás). Enel Distribución Goiás has appealed to the Superior Labor Court, which was preliminarily rejected. Enel Distribución Goiás has filed a clarification request against the decision, which is awaiting a resolution. As of December 31, 2020, the estimated amount involved in the lawsuit was BRL 216.9 million (ThUS$41,769).

24.

Enel Distribución Goiás was audited by the Brazilian Tax Authority due to its position on the exclusion of ICMS amounts from the Social Contributions base (PIS/COFINS). The company excluded the ICMS before a final decision was made, and consequently the Brazilian Tax Authority issued four assessments against Enel Distribución Goiás, arguing that exclusion was not permitted. In an unrelated case with precedential value, the decision by the Superior Court acknowledged that ICMS should not be part of the PIS and COFINS tax base. A judgment on an appeal to this decision filed by the Brazilian Tax Authority is still pending. In the specific case of Enel Distribución Goiás, the final decision by the court on the right of Enel Distribución Goiás not to include the ICMS in the Social Contributions base is pending. The company obtained a firm and definitive decision in annulment action for the cancellation of two records collected in fiscal execution. Because of that the Brazilian Tax Authority canceled a large part of the assessment, which was reduced from BRL 398,447 to BRL 12,799. The court of first judicial instance issued a ruling favorable to the company on the remaining value and a judgment is awaited from the court of second judicial instance. The other assessments remain suspended. The total amount involved in this lawsuit (including the reduction) was BRL 237 million (ThUS$45,628).

25.

In March 2017, the Federal Supreme Court of Brazil resolved a matter of general applicability, related to the calculation of PIS and COFINS taxes. The Federal Supreme Court confirmed the theory that the ICMS tax should not be part of the base for calculation of PIS and COFINS taxes; however, the Brazilian federal government filed an appeal, in order to determine the temporary effects and make some clarifications.

Enel Brasil’s subsidiaries in Brazil that were affected by the Federal Supreme Court decision filed legal actions to this effect in the respective Federal Regional Courts. During 2019, Enel Distribución Sao Paulo and Enel Distribución Ceará were notified of the final judgments issued by their respective Federal Regional Courts, recognizing their right to deduct the ICMS applied to their own operations from the base for calculation of PIS and COFINS taxes (for the periods beginning December 2003 onwards for Enel Distribución Sao Paulo and May 2001 onwards for Enel Distribución Ceará).

Considering various internal analyses and the advice of legal advisors, as well as the best available estimates, Enel Distribución Sao Paulo and Enel Distribución Ceará recognized assets amounting to BRL 6,889,081,808  (ThUS$1,326,297) and BRL 1,309,965,386  (ThUS$252,197), respectively, as of December 31, 2020. As the overpayment of PIS and COFINS taxes was passed on to end customers at the time, simultaneously with the recognition of these taxes to be recovered, Enel Brasil’s subsidiaries have recognized a liability of a regulatory nature for the same amounts indicated above, net of any costs incurred or to be incurred by the companies in these legal proceedings. These liabilities represent the obligation to refund to the end customers the taxes that are recovered.

The Enel Américas Group will adopt tax credit recovery procedures in accordance with legal requirements. The transfer to end customers will depend on the effective use of the tax credit by the companies and will be carried out in accordance with the regulations of the Brazilian Electricity Regulatory Agency (ANEEL).

The legal actions filed by Enel Distribución Sao Paulo’s subsidiaries, Enel Distribución Rio and Enel Distribución Goias, are pending resolution and awaiting the final judgment of the respective Regional Courts.

It should be noted that the "Programa de Integração Social" (Program of Social Integration or “PIS”) and the "Contribuição para o Financiamento da Seguridade Social" (Contribution for the Financing of Social Security or “COFINS”) are federal contributions paid by companies in Brazil intended to finance employee programs, public health, social assistance and social security, levied on the companies' gross income. The "imposto sobre circulação de mercadorias e serviços" (ICMS), is a Brazilian value-added tax (VAT), levied on the sale of telecommunications and transportation goods and services.

Enel Distribución Río (formerly Ampla Energia e Serviços S.A.)

26.	Companhia Brasileira de Antibióticos (CIBRAN) has filed several lawsuits against Enel Distribución Río seeking compensation for energy supply failures in the years 1987 to 1994 and 1995 to 1999.

•  CIBRAN versus Ampla Energia e Serviços S.A. (1995-1999). The Court of Justice of the State of Río de Janeiro (the court of second instance) ruled in Enel Distribución Río’s favor, dismissing the claim for compensation. On June 19, 2020, a decision was issued that rejected the "agravo" (grievance) in the special appeal filed by CIBRAN, against which CIBRAN has filed a new appeal. All CIBRAN's appeals were rejected and the decision in favor of Enel has become final. This lawsuit will be excluded from the report.

•  CIBRAN versus Ampla Energia e Serviços S.A. (1987-1994). The court of first instance ruled against Enel Distribución Río, which Enel Distribución Río appealed. On November 6, 2019, the Court of Justice of the State of Río de Janeiro issued a ruling upholding Enel Distribución Río’s appeal and rejecting all CIBRAN’s requests. CIBRAN opposed the ruling and a petition for clarification of the decision is currently pending. As of December 31, 2020, the amount involved in this lawsuit was BRL 553 million(ThUS$106,460).

27.

Indústria de Papel e Embalagens S.A. (CIBRAPEL) filed a lawsuit against Enel Distribución Río seeking compensation due to energy supply failures. A final decision was rendered against Enel Distribución Río. The expert opinion fixed the compensation at BRL21.5 million, but the amount has been challenged by Enel Distribución Río, and the appeal is pending resolution. As of December 31, 2020, the amount involved in the lawsuit was  BRL 234 million (ThUS$45,062).

28.

The Niterói Workers Union filed a labor claim against Enel Distribución Río demanding the payment of a 26.05% wage differential from February 1989, by virtue of the Economic Plan instituted by Decree Law No. 2,335/87. Enel Distribución Río lost  all of the preceding court instances, and an extraordinary appeal filed by Enel Distribución Río is currently pending before the Federal Supreme Court. In parallel, 796 former employees filed 432 lawsuits for enforcement of the judgment against Enel Distribución Río. On December 31, 2020, the amount involved in the lawsuit was BRL 118 million (ThUS$22,711).

29.

The Brazilian Tax Authority served a notice of infringement in 2003 against Enel Distribución Río to collect alleged COFINS tax deficiencies for the period from December 2001 until March 2002. After adverse rulings in the courts of first and second instance, Enel Distribución Río filed an extraordinary appeal with the Federal Supreme Court and received an unfavorable decision. Enel Distribución Río submitted a new appeal to the Federal Supreme Court. The appeal was decided against the company. Furthermore, in the view of the court's judges, the appeal filed was intended to cause a delay in the end of the litigation and, therefore, they applied a penalty of 5% on the value of the tax deficiency. The company filed an appeal to void the fine applied and is awaiting a ruling. The debt and fine amount to BRL 171.1 million (ThUS$32,941) and BRL 8.6 million (ThUS$1,656), respectively.

30.

In 2005, the Brazilian Tax Authority notified Enel Distribución Río on the non-applicability of the special tax treatment that had reduced to zero the withholding tax rate on interest paid abroad on the Fixed Rate Notes (FRN) issued by the company in 1998. Enel Distribución Río is still litigating this issue in the judicial court of the first instance. As of December 31, 2020, the total amount of this dispute is estimated at BRL 1,314  million (ThUS$252,973).

31.

The State of Río de Janeiro levied a tax assessment against Enel Distribución Río for the periods from 1996 to 1999 and from 2007 to 2017, since it believed that the ICMS recorded on the acquisition of property, plant and equipment had been incorrectly deducted. Enel Distribución Río filed its administrative and judicial defenses in all proceedings, and the company awaits final decisions for the judicial proceeding. The total amount of this litigation is estimated at  BRL 131 million (ThUS$25,221).

Enel Distribución Sao Paulo (formerly known as Eletropaulo)

32.

Eletropaulo filed an action seeking the annulment of ANEEL’s administrative decision No. 48500-006159/2012-75, which determined the retroactive exclusion of the tariffs applied by Eletropaulo before the date of its third periodic review, with the refund of sums associated with a possibly non-existent network and rejected a subsidiary request (made by Eletropaulo) for inclusion of other existing service assets (network), but not recorded in the company’s remuneration base. There is no first instance decision and the lawsuit is in its initial phase. As of December 31, 2020, the amount involved in the lawsuit was BRL 1,093.5 million (ThUS$210,531).

33.

The São Paulo electric power industry workers’ union filed 5 class-actions seeking the payment of hazard allowance for all employees (except management positions) of Eletropaulo located in the Barueri office until the decommissioning of the generating unit that was in the attic (below the heliport), during the period from February 2012 to February 2016, the time of the decommissioning of the generator unit and its installation outside the building. On July 11, 2019, a decision favorable to Eletropaulo was issued. The union filed an appeal with the court, which was dismissed on August 13, 2020. As of December 31, 2020, the amount involved in the lawsuit was BRL 129.7 million (ThUS$24.971).

34.

The Federal Public Prosecutor’s Office (MPF) has filed a public civil action against Eletropaulo and ANEEL seeking to block the inclusion in consumers’ tariffs of amounts contracted with affiliated parties (AES Tietê, at that time) and the reimbursement of double the amounts already collected. The court ruled in Eletropaulo’s favor, rejecting the actions, but the Federal Regional Court (TRF) admitted the MPF’s appeal and overturned the decision. An Eletropaulo appeal against the TRF’s decision is currently pending in the Superior Court of Justice. The amount involved in the claim is undetermined.

35.

The Public Prosecutor’s Office for Labor Matters filed a public civil action against Eletropaulo alleging that the company was hiring third parties for the provision of final services (“outsourcing”), which is contrary to Brazilian law (Ruling 331 of the Brazilian Superior Labor Court), which allegedly only allows the provision of non-essential services by third parties. On April 5, 2019, the judge issued a judgment in which he rejected (i) the request for a declaration of the existence of outsourcing fraud and (ii) a link between the employees of the suppliers with Eletropaulo, nevertheless, the judgment has ordered Eletropaulo to pay compensation for collective punitive damages in an amount of BRL 5 million (ThUS$963), and to align remuneration between Eletropaulo’s own employees and the suppliers’ employees, with a fine of BRL 1 million for non-compliance. Eletropaulo will appeal the judgment. The amount involved in the claim is undetermined.

36.

Enel Distribución Sao Paulo filed a complaint requesting a declaration that the amounts of COFINS paid by the company were paid in accordance with the rules of the Amnesty Program of the Brazilian Federal Government (reduction of fines and interest) created in 1999. The complaint was filed by the company in September 1999. Following the decision in the court of second instance that decided partly in its favor regarding the principal amount, interest and fine, in April 2018, the company filed appeals with the Superior Court of Justice and the Federal Supreme Court which are currently pending. Of the total amount of BRL 811 million involved, (ThUS$156,269), BRL162  (ThUS$31,253) million comprise the attorneys’ fees (20%) paid by the Federal Tax Authority. The balance of BRL 649 million is related to the capital (tax) paid with amnesty benefits and the possibility of loss with respect to this portion is remote. As of December 31, 2020, the amount of possible loss involved in the litigation is BRL 162 million (ThUS$31,253).

37.

In May 2008, the Brazilian Tax Authority filed a lawsuit against Eletropaulo seeking payment of the PIS (Social Integration Program) tax, corresponding to the rate increase for the period from March 1996 to December 1998. After unfavorable rulings in the courts of first and second instances, Eletropaulo filed appeals with the Superior Court of Justice and the Federal Supreme Court. The amounts subject to dispute have been covered by a bank guarantee. In this regard, while awaiting the outcome of this proceeding, the Attorney General of the Department of the National Treasury of Brazil requested the replacement of the bank guarantee letter with a legal deposit. This request was rejected and the Attorney General’s Office appealed this decision. In June 2019, the court of second instance confirmed the Attorney General’s appeal. In view of the decision, the company made a legal deposit in the amount involved and, in opposition to the decision, filed a petition for clarification of the decision which is currently pending. As of December 31, 2020, the amount in dispute is BRL 243 million (ThUS$46,912).

38.

In accordance with a final decision issued after a trial, Eletropaulo was granted the right to offset claims for FINSOCIAL (the social contribution system established in March 1992 before COFINS) related to amounts paid from September 1989 to March 1992. However, due to differences in the calculation of the credits stipulated by the Brazilian Federal Tax Authority, part of the offsets requested by the company were not accepted and were determined to be due by the Tax Authority. Following a decision unfavorable to the company in the court of first instance, the company appealed this decision and this appeal is pending before the administrative court of second instance. As of December 31, 2020, the amount in dispute is BRL 226 million (ThUS$43,591).

39.

The Brazilian Federal Tax Authority issued a tax assessment to Eletropaulo, based on the alleged non-payment of Personal Income Tax (IRPJ) and Social Contribution on Net Profit (CSLL) for the 2001 and 2002 fiscal years, because the company allegedly deducted integrated amounts paid to its pension fund from both the IRPJ and the CSLL, when the specific regulation establishes a 20% limit for such deductions. After the unfavorable final ruling in the administrative proceeding in October 2017, the dispute was submitted to the Courts of Law. In June 2019, a ruling favorable to Eletropaulo was issued in the court of first instance for re-adjudication of the company’s appeal in the Administrative Court. The Attorney General’s Office appealed this decision. As of December 31, 2020, the amount in dispute is BRL 173 million  (ThUS$33,366).

40.

The Tax Authority issued a tax assessment to Eletropaulo which rejected the offset related to the credits of the PIS originated by legislative changes introduced by Decrees 2,445 and 2,449/1988, which were declared unconstitutional by the Federal Supreme Court, that were offset against other federal taxes due in April and May 2013. The company filed its defense in September 2014. In January 2019, following a partially favorable ruling in the court of first instance, the company filed an appeal, which is pending before the Administrative Court of the second administrative instance. As of December 31, 2020, the amount in dispute is BRL 159 million  (ThUS$30,682).

41.

Eletropaulo filed a lawsuit seeking recognition of the right to offset the total tax credits resulting from Eletropaulo’s division against the Social Contribution on Net Profit (CSLL). Favorable rulings were issued in the courts of first and second instance. In May 2017, the Tax Authority filed an interlocutory appeal with the Superior Court of Justice, which is pending. As of December 31, 2020, the amount in dispute is BRL 153 million (ThUS$29,570).

42.

In July 2000, Eletropaulo filed a lawsuit seeking the recognition of credits arising from improper payments of PIS made pursuant to Decrees 2,445 and 2,449/1988, which were declared unconstitutional by the Federal Supreme Court. In May 2012, a final decision was issued in favor of the company recognizing the right to the credits. However, tax assessments were made on Eletropaulo by the Federal Tax Authority because the offsets were rejected due to the fact that they had been made before the legal action had ended, using federal tax debits in addition to PIS. The company claims that the offsets were made on the basis of the favorable court ruling and that the adopted procedure was correct. After unfavorable decisions were rendered in the court of first instance, the company filed appeals with the court of second instance. As of December 31, 2020, the amount in dispute BRL 659 million  (ThUS$126,980).

43.

Eletropaulo filed a complaint against the tax assessment issued by the Tax Authority of the Municipality of São Paulo, seeking payment of the Public Lighting Contribution (COSIP) related to the period from March 2011 to December 2015. These tax assessments are based on the alleged irregularities attributed to the company: (i) incorrect classification of customers, (ii) illegally applied tax exemption, and (iii) non-payment of the penalty for non-payment of contributions past due. In July 2018, the court of first instance rendered a decision partially favorable to the company that limited the interest charged by the Tax Authority to the Brazilian preferential rate (“SELIC”). Both parties filed appeals against this decision. In July 2019, a decision partially favorable to the company was issued, affirming the court of first instance’s decision. Given the Court of São Paulo’s recognition of the need for presentation of evidence, the company understood it was more appropriate to withdraw from the dispute in this litigation (which by its nature does not allow the procedural phase of evidence) and to file a new legal action. As of December 31, 2020, the amount in dispute is BRL 145 million (ThUS$27,918).

44.

The Tax Authority of the State of São Paulo issued five tax assessments seeking payment of ICMS due to allegedly invalid setoffs in which the company used assigned credits in the acquisition of property, plant and equipment, and which the Tax Authority believed was not appropriate. In 2019, the Tax Authority of the State of São Paulo issued a new assessment. The company filed its administrative defenses in all the administrative procedures and is awaiting the final decisions. The company’s administrative defenses were presented to the court of first administrative instance, which are awaiting judgment. As of December 31, 2020, the amount in dispute is BRL 137 million (ThUS$26,563)

45.

Eletropaulo filed a complaint against Federal Decree No. 8,426/2015, which reinstated the PIS/PASEP and COFINS taxes on financial income earned by companies subject to the non-cumulative PIS/PASEP and COFINS regime, at a rate of 4.65%, as of July 1, 2015. The status of the litigation is that unfavorable decisions were rendered in the court of first instance (November 2015) and at the court of second judicial instance (August 2017). In December 2017, the company filed appeals with the Superior Court of Justice and the Federal Supreme Court, with the rulings currently pending. As of December 31, 2020, the amount in dispute is BRL 145 million (ThUS$27,956).

46.

Eletropaulo filed a complaint claiming the right not to consider in its bases of calculation of Legal Entity Income Tax (IRPJ) and Social Contribution on Net Profit (CSLL), the amounts related to interest derived from the delay in fulfilling contractual obligations on the part of third parties that maintain contractual relations of any type with the company (interest as an advance valuation of damages). In March 2012, the court of first instance issued a decision favorable to Eletropaulo. The Federal Tax Authority appealed this decision and the appeal is awaiting decision. Since the decision of the court of first instance was rendered, the company has not paid the disputed taxes to the federal government. As of December 31, 2020, the amount in dispute is BRL 71 million (ThUS$13,732).

47.

Eletropaulo filed lawsuits against several tax assessments issued by the Tax Authority of the State of São Paulo claiming the payment of ICMS due to alleged irregularities in the debt reversal transactions. The company is presently challenging five tax assessments, for which final decisions are pending. As of December 31, 2020, the amount in dispute is BRL 188 million (ThUS$36,371)

48.

The Brazilian Federal Tax Authority issued tax assessments to Eletropaulo based on the alleged non-payment of PIS/PASEP and COFINS taxes for the period from 2013 to 2015, arising from the disallowance of credits assigned in the acquisition of goods and services. In 2020, Eletropaulo received two more infringement notices for not excluding credits related to the value of non-technical energy losses from August 2016 to December 2018. Eletropaulo has filed its defenses in the administrative proceedings and is awaiting the final decisions. As of December 31, 2020, the amount in dispute is BRL 236 million (ThUS$45,521).

Enel CIEN S.A.

49.

Enel CIEN is a Group transmission company in Brazil. Its network connects the electrical system of Brazil and Argentina. Enel CIEN has signed contracts with two Brazilian companies (Furnas and Tractebel Energia S.A.) for the purchase and sale of energy with firm power and associated energy from Argentina. In 2005, due to the energy and economic crisis in Argentina, it was no longer possible to fulfil the terms of the contract. The two companies have filed actions for declaration of contractual termination, imposition of contractual penalties and claims for compensation (not estimable to date).

Furnas versus Enel CIEN S.A. The court of first instance issued a decision favorable to Enel CIEN the decision is now final.

Tractebel Energía S.A. versus Enel CIEN S.A. There is no injunction and there is still no first instance decision. The case is currently in the generation of evidence stage (expert opinions). As of December 31, 2020, the amount involved in the lawsuit was BRL 512.1 million (ThUS$98,595).

Enel Generación Fortaleza S.A. (formerly Central Geradora Termoelétrica Fortaleza S.A. or “CGTF”)

50.

Petróleo Brasileiro S.A (Petrobrás) has notified Enel Generación Fortaleza of its intention to terminate the gas supply contract signed in 2003 (within the scope of the Brazilian government’s thermoelectric priority program) based on an alleged economic-financial imbalance. Enel Generación Fortaleza alleges that the contractual conditions of the gas supply are “guaranteed” by the Brazilian government and that the power generation by Enel Generación Fortaleza and other generation companies linked in this program guarantee the energy supply for the country. Since the beginning of this dispute, gas supply has been suspended at some points and later restored by a court order (the most recent ruling in effect since December 10, 2018). In addition, the issue of the forum for the dispute, either the court system or arbitration, had not yet been resolved. The lawsuit was still in its early stages and the generation of evidence had not started. On August 28, 2020, the parties signed an agreement to close the existing claims. The arbitration was formally closed on September 5, 2020 and the claims were formally closed in court in November 2020.

51.

In February 2007, the Brazilian Tax Authority sent Enel Generación Fortaleza an assessment for PIS/COFINS taxes for the periods December 2003 and February 2004 to November 2004, regarding alleged differences between the amounts declared in the annual return (where PIS/COFINS amounts were reported under the non-cumulative regime) and the amounts declared in the monthly return (where the amounts due under the old cumulative regime were reported). After a ruling was rendered by the court of third administrative instance against Enel Generación Fortaleza, the company filed a plea for clarification, and the decision was unfavorable. In the judicial action for recovery, Enel Generación Fortaleza presented a guarantee and will submit its defense in the legally prescribed period. As of December 31, 2020, the total amount involved in this litigation is estimated at BRL 94 million  (ThUS$18,186).

Enel Brasil S.A.

52.

In 2014, the Brazilian Tax Authority issued an assessment to Enel Brasil claiming violations in the collection of income tax on dividends allegedly distributed in an amount larger than owed in 2009 and 2010. After adverse rulings at the first and second administrative instances, the company appealed to the third administrative level (special body) and the decision was denied. Enel Brasil appealed to the judiciary and the interim decision was unfavorable. The company appealed to the court of second instance but the decision was also unfavorable. The company presented a guarantee in the collection lawsuit and it was accepted. Enel Brasil submitted its defense within the legal deadline. The total amount involved in this litigation is estimated at BRL 358 million (ThUS$68,840)

In relation to the litigation proceedings described above, the Group has established provisions for ThUS$153,328 as of December 31, 2020 (see Note 25). There are other lawsuits that also have associated provisions but they are not described in this note since they individually represent smaller amounts. Management believes that the provisions recorded adequately cover the risks of litigation. Therefore, they do not expect additional liabilities to arise from other than those already registered.

Financial restrictions and financial covenants

35.4 Financial restrictions

Several debt contracts of the Company, and of some of its subsidiaries include the obligation to comply with certain financial ratios, which is common in contracts of this nature. There are also affirmative and negative covenants that require monitoring of these commitments. In addition, there are restrictions in the sections of events of default that must be fulfilled to avoid acceleration of the debt.

Cross default

Certain financial debt contracts of the Company contain cross default clauses.

Under Enel Américas' bank loan agreement governed by the laws of the State of New York, executed in February 2018 and maturing in February 2021, the cross default clause for non-payment could be triggered by another debt of Enel Américas on a stand-alone basis or of a “Significant Subsidiary” (as defined contractually). In order for this loan to qualify for a possible acceleration under the cross payment default provision the amount in default of other indebtedness, individually or in the aggregate must exceed US$150 million, or its equivalent in other currencies. Other  conditions must also be satisfied, including the expiration of any applicable grace periods and a formal notice of the intention to accelerate the debt by creditors representing more than two thirds of the amount owed or committed. As of December 31, 2020, the amount owed in connection with this loan was ThUS$175,039.

In the revolving credit contract of Enel Américas governed by the laws of the State of New York, executed in May 2020 and maturing in May 2021, the cross default for non-payment could be triggered by another debt of Enel Américas at an individual level. In order for the acceleration of the debt in this loan due to the cross-default originated in other debts to be required, the amount in default of the individual debt must exceed US$ 150 million or its equivalent in other currencies, and in addition other additional conditions must be fulfilled, including expiration of grace periods (if any exist in the contract that is not in compliance), and the formal notification of the intention to accelerate the debt by the creditors that represent more than 50% of the amount owed or committed. As of December 31, 2020, the amount owed on this loan totals ThUS$ 150,196.

A substantial part of the bonds of Enel Américas registered with the Securities and Exchange Commission (“SEC”) of the United States of America, commonly called “Yankee Bonds”, incorporate cross default clauses in case of non-payment. For Yankee Bonds issued in 2016 maturing in October 2026, the cross -default could be triggered by another debt of Enel Américas at an individual level, or that of any “Significant Subsidiary” (as contractually defined), for any amount in default, as long as the principal of the debt that originates the cross -default exceeds US$ 150 million, or its equivalent in other currencies. As of December 31, 2020, the amount owed for this bond totals ThUS$ 591,653.

In addition, in the Yankee Bonds issued in 1996, maturing in December 2026, the cross default can only be triggered by another debt of Enel Américas at an individual level, therefore, bankruptcy or insolvency events of subsidiaries abroad would not trigger the cross -default. For this, there needs to be an amount in default with principal of the debt that originates the cross -default, in excess of US$ 30 million, or its equivalent in other currencies. As of December 31, 2020, the amount owed for the concept of this Yankee Bond totals ThUS$ 863. In both cases, the debt acceleration due to cross -default does not occur automatically, as it must be required by the holders of at least 25% of the bonds of a certain series of Yankee Bonds.The Company’s bonds issued in Chile state that the cross payment default provision can be triggered only by the default of the issuer, either on a stand-alone or on an aggregate basis, when the amount in default exceeds 3% of total consolidated assets. Debt acceleration requires the agreement of at least 50% of the bondholders of the specific series. As of December 31, 2020, the outstanding amount for the Chilean bonds was ThUS$ 10,714.

Financial covenants

Financial covenants are contractual commitments with respect to minimum or maximum financial ratios that the Company is obliged to meet at certain periods of time (quarterly, annually, etc.) and in some cases only when certain conditions are met. Most of the financial covenants of the Company limit leverage and track the ability to generate cash flow that will service the companies’ indebtedness. Certain companies are also required to periodically certify these covenants. The types of covenants and their respective limits vary according to the type of debt and contract.

The Series B2 Chilean bonds of the Company include the following financial covenants, whose definitions and calculation formulas are set out in the respective contract:

-

Consolidated Equity: Minimum Equity of Ch$718,053 million must be maintained, a limit adjusted at the end of each year as established in the indenture. Equity is defined as the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2020, the Company’s equity was Ch$7,346,717 million (at the closing exchange rate).

-

Debt to Equity Ratio: A debt to equity ratio, defined as Total liabilities to equity, shall not exceed 2.24. Total liabilities are the sum of Total current and non-current liabilities, while Equity is the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2020, the debt to equity ratio was 1.61.

-

Unsecured Assets: The ratio of Unsecured assets to Unsecured total liabilities must be equal or higher than 1. Total Unsecured or free assets is the difference between Total assets and Total secured assets.

Total unsecured or free assets consists of Total Assets less the sum of Cash, Bank balances, Current accounts receivable from related parties, Current payments in advance, Non-current accounts receivable from related entities, and Gross identifiable intangible assets, while Total secured assets correspond to assets pledged as collateral. On the other hand, Total unsecured liabilities consist of the sum of Total current liabilities and Total non-current liabilities, less liabilities secured by direct and indirect guarantees. As of December 31, 2020, this ratio was 1.22.

On the other hand, the “Yankee Bonds” and any other debt of Enel Américas at an individual level, are not subject to compliance with financial covenants.

As of December 31, 2020, the most restrictive financial covenant of Enel Américas was the Ratio of Assets, which is susceptible to be pledged as collaterals for the local Series B2 bond.

In Peru, the debt of Enel Distribución Perú includes the following covenant:

-

Local bonds of the fourth program, whose balance pending payment as of December 31, 2020 amounted to ThUS$ 64,504 and whose final maturity is in January 2033, include the Indebtedness Ratio covenant, calculated as Total Liabilities less Deferred Liabilities and Cash over Equity.

On the other hand, the debt of Enel Generación Perú. includes the following covenants:

-

Local bonds whose balance pending payment as of December 31, 2020 amounted to ThUS$17,214 and whose final maturity is in January 2028, include the Indebtedness Ratio covenant, calculated as Financial Debt less Cash over Net Equity.

In Brazil, the debt of Enel Distribución Río includes the following covenants:

-

Tenth issuance of local bonds, whose balance pending payment as of December 31, 2020 amounted to ThUS$193,471 and whose maturity is in March 2024, include Debt Payment Capacity covenants, calculated as Net Financial Debt over EBITDA.

-

Loans from Banco Nacional De Desenvolvimento (“BNDES”), whose balance pending payment as of December 31, 2020 amounted to ThUS$3,846 and final maturity is in May 2023, include the following covenants, in which their definitions vary according to the contract with BNDES: Debt Payment Capacity, calculated as Net Financial Debt over EBITDA and Net Financial Debt Ratio over the sum of Net Financial Debt and Net Equity.

-

Bank loans from Banco Citibank, Itaú, and Scotiabank, whose balances pending payment as of December 31, 2020 amounted to ThUS$174,154 and whose final maturity is in July 2021, include Debt Payment Capacity covenants, calculated as Net Financial Debt over EBITDA and the Itaú loan includes Indebtedness Ratio, calculated as Net Financial Debt over the sum of the Net Financial Debt and Net Equity.

-	As of December 31, 2020, the most restrictive financial covenant of Enel Distribución Río was the Indebtedness Ratio, contained in the loans with Citibank, Itaú and Scotiabank, and local bonds.

Additionally, in Brazil, the debt of Enel Distribución Ceará includes the following covenants:

-

Loans with Electrobrás, whose balances pending payment as of December 31, 2020 amounted to ThUS$1,584 and whose final maturity is in October 2023, include the Debt Payment Capacity covenant, calculated as Total Net Debt over EBITDA.

-

Loans with BNDES whose balances pending payment as of December 31, 2020 amounted to ThUS$1,986 and whose final maturity is in June 2023, include the Debt Payment Capacity covenants, calculated as Total Net Debt over Company EBITDA, and Indebtedness Ratio, calculated as Total Net Debt over the sum of Total Net Debt and Net Equity.

-

Fifth issuance, sixth issuance, seventh issuance of local bonds and loans with MUFG Bank, and Scotiabank, whose balances pending payment as of December 31, 2020 amounted to ThUS$405,046 and whose final maturity is in June 2025, including the Debt Payment Capacity covenant, calculated as Total Net Debt over EBITDA.

-	As of December 31, 2020, the most restrictive covenant held by Enel Distribución Ceará was the Debt Ratio/EBITDA corresponding to the loan with Electrobrás.

Additionally, in Brazil, the debt of Enel Distribución Sao Paulo includes the following covenants:

-

23rd and 24th issuance of local bonds and loans with MUFG Bank, Scotiabank, and BNP whose balances pending payment as of December 31, 2020 amounted to ThUS$ 886,881 and whose final maturity is in May 2026, include the Debt Payment Capacity covenant, calculated as Total Net Debt over EBITDA.

-	As of December 31, 2020, the most restrictive covenant of Enel Distribución Sao Paulo was the Debt / EBITDA Ratio of the 23rd local bond issue.

Finally, in Brazil, the debt of Enel Green Power Volta Grande includes the following covenant:

-

1st issuance of local bonds, whose balance pending payment as of December 31, 2020 amounted to ThUS$ 144,486 and whose final maturity is in October 2029, and which includes the Debt Payment Capacity covenant, calculated as Total Net Debt over EBITDA.

In Colombia, the debt of Codensa S.A. (“Codensa”), includes the following covenants:

-

Bank loan with MUFG Bank, whose balance pending payment as of December 31, 2020 amounted to ThUS$121,194 and whose final maturity is in May 2021, and which includes the Debt Payment Capacity covenant, calculated as Total Net Debt over EBITDA.

The rest of the subsidiaries not mentioned in this Note are not subject to compliance with financial covenants.  .

Lastly, in most of the contracts, debt acceleration due to non-compliance with these covenants is not automatic, and certain conditions must be met, such as expiration of the  cure period, among other conditions.

As of December 31, 2020, none of the subsidiaries of Enel Américas was in non-compliance with its financial obligations summarized herein, or other financial obligations whose non-compliance might result in the early maturity of their financial commitments.

35.5 COVID-19 contingency

On January 30, 2020, the World Health Organization (WHO) declared the outbreak of the new coronavirus 2019, or COVID-19, to be a "Public Health Emergency of International Concern". On March 11, 2020, the WHO confirmed that the outbreak of COVID-19 had reached the level of a pandemic, which could significantly affect all the countries in which the Group operates, as well as the Group’s trade partners within and outside these countries.

To address this international public health emergency due to COVID-19, the governments of all the countries in which Group operates, have adopted various measures, essentially designed to restrict free movement of individuals, which include quarantines, social isolation and temporary closure of companies and businesses, among other measures. Governments have also taken measures to preserve access to essential services such as water and electricity during the health emergency, especially directed to residential customers with lower income, small and medium sized companies and institutions that provide other essential services such as health establishments.

These measures refer basically to the temporary suspension of disruption of electric supply due to customers recording payment defaults and deferral of the payment of electricity bills for a certain number of months, without interest or penalties charged to customers. In this sense, the Group issued guidelines intended to guarantee compliance with the measures introduced by the governments of the countries in which the Group operates and has taken a number of actions to adopt the most adequate procedures to prevent and/or mitigate the effects of COVID-19 infection in the workplace, while guaranteeing business continuity.

The above has been possible mainly due to:

•  The use of telework for all employees whose jobs can be performed remotely (50% of the staff). This work mode was introduced in the Group a few years ago, which thanks to investment in digitalization, allows work to be performed remotely with the same level of efficiency and effectiveness;

•  Digitalization of processes and infrastructure, which ensures the normal operation of our generation assets, continuity of the electrical service and remote management of all activities related to the market and customer relations.

All the company’s efforts continue to focus on guaranteeing the correct and safe operation of our businesses, while at the same time safeguarding the health and safety of our collaborators and helping the community with various solidary measures.

In relation to the degree of uncertainty generated in the macroeconomic and financial environment in which the Group operates and their effect on the Company’s income as of December 31, 2020, these are fundamentally related to an increase in the impairment loss on trade accounts (see Note 2.3, 3.g.3 and 10.c).

Other Informations

35.6Other Information

(i) Enel Generación Costanera S.A. - Enel Generación El Chocón S.A. – Central Dock Sud S.A.

Fund for necessary investments to increase the supply of electricity in the MEM “FONINVEMEM”

January 7, 2020 and February 10, 2020 were the 10-year anniversaries of the start of Commercial Operation of TMB and TSM, respectively, ending the electric energy supply contracts signed between the respective Trusts and CAMMESA at the time. Likewise, on the indicated dates, the respective Trust Agreements and Contracts for the Operation and Maintenance Management (CO&M) of both power plants came to an end. TMB and TSM, as managing companies, together with their current shareholders (which include the Company as a guarantor) must perform the company actions necessary to allow the entry of the Argentine national government in the equity of both companies. The corresponding ownership interest of the Argentine national government is a controversial matter, since the government claims a higher share percentage of both thermoelectric plants. In order to ensure the operation and maintenance of the power plants, the term of the respective CO&M contracts has been extended, with the corresponding extensions being signed on January 7 and January 9, 2020, respectively.

On May 4 and May 8, 2020 the Extraordinary Shareholders’ Meetings of TMB and TSM were held, respectively, whereby the shareholders agreed to increase the share capital in order for the Argentine national government to be able to subscribe to the capital increase, and in this manner, become the holder of 65.006% and 68.826 % of the shares of TMB and TSM, respectively, thus complying on time and in the proper manner with the condition precedent established in articles 1.01 and 7.03 of the Trust Agreements. Notwithstanding the above, the Company and the rest of the shareholders that participated in the meetings ratified the request (dated April 22, 2020) addressed to the Ministry of Productive Development by the Company together with other shareholders of TMB and TSM for the implementation of the share concentration scheme foreseen in the “Agreement for the Management and Operation of Projects, Increase in Thermoelectric Generation and Adaptation of the 2008-2011 Generation Remuneration”, and established a reserve for the damage claim actions in case such request was not accepted.

During November 2020, BICE, acting as trustee, confirmed fulfillment of the suspensive condition mentioned above, upon valid performance of the corporate acts for the inclusion of the Argentine national government in the equity of TMB and TSM. At the date of these financial statements, the Argentine national government has not yet subscribed for the shares resulting from the capital increase, although the contractual obligations are irrevocable. After such subscription, the Trustees must transfer the assets under trust to TMB and TSM.

Consequently, the Group holdings were reduced from 25.6% to 8.59% for the Manuel Belgrano Thermal Power Plant and 25.6% to 7.7% for the San Martín Thermal Power Plant.

Central Vuelta Obligado (VOSA)

On March 20, 2018, CAMMESA enabled the commercial operations of the TG and TV units in the Wholesale Electricity Market, operating as a combined cycle of the Vuelta de Obligado Plant, for up to 816 MW (net capacity). On February 7, 2019, VOSA entered into a Supply Contract, Operations Contract, and Management Contract, as well as pledge and assignment as collateral contracts, with CAMMESA. From March 2019, the Companies have been collecting monthly payments. As of December 1, 2020, the Companies have collected 22 of the 120 installments agreed in the contracts.

The outstanding balance as of December 31, 2020, is ThUS$ 311,875 (ThUS$ 350,519 in 2019). The breakdown by company is detailed as follows: (i) Enel Generación El Chocón S.A. amounting to ThUS$ 208,941 (ThUS$ 233,733 in 2019), (ii) Central Dock Sud S.A. amounting to ThUS$ 82,438 (ThUS$ 93,557 in 2019) and (iii) Enel Generación Costanera S.A. amounting to ThUS$ 20,496 (ThUS$ 23,229 in 2019) (See Note 10).

Edesur S.A.

(ii) Edesur:

2019 Regulatory Agreement

On May 10, 2019, the Company entered into an Obligations Regularization Agreement with the Secretariat of Energy, on behalf of the Argentine State, which puts an end to the reciprocal claims arising during the transition period between 2006 and January 2017. On one hand, Edesur agrees to: (i) credit penalties to customers within a period of 3 years, adjusted at the prevailing rate of the Bank of the Argentine Nation (BNA); (ii) credit the fines contained in Appendix VIII of the 2006 Memorandum of Agreement, in up to 14 biannual installments, recalculated up to the date of effective payment according to the average increase registered by the own cost of distribution; (iii) based on the provisions of clause 5.4 of the Memorandum of Agreement, allocate the amounts of penalties for regular quality measurements during the transition period, to make additional investments over those established in the Integral Rate Review (RTI), which are intended to contribute to service improvement, reliability, and security. Moreover, new conditions were agreed upon in relation to the consumption loans granted by CAMMESA. Meanwhile, the Argentine State offset, in favor of the Company, commercial debts with CAMMESA for energy purchases performed in the Wholesale Electricity Market (MEM) prior to the effective date of the resolution issued by the National Electricity Regulator Body (ENRE) No. 1/2016, and the Argentine State's debts generated in 2017 and 2018 related to consumption in settlements measured by community meters, between July 2017 and December 31, 2018, in the proportion established in the New Framework Agreement and its successive renewals, and with the differences generated by the application of the maximum limit in the invoices issued to beneficiaries of the social rate. Moreover, the Argentine State forgave the sanctions owed to the Public Administration (see Note 24).

The effects of this agreement generated a reduction in liabilities recorded in operating revenue for 2019 in the amount of ThUS$ 203,433 (approximately ARS 12,183 million). As a result of the application of IAS 29 “Financial Reporting in Hyperinflationary Economies,” these values at the year ended December 2019 were ThUS$ 261,185 (approximately ARS 15,641 million) (see Note 28).

2020 Framework Agreement

The Province of Buenos Aires requested that the Argentine Ministry of Economy initiate a bid process to correct the situation related to the electricity supply in low income neighborhoods between October 2017 and December 2020. On December 22, 2020, the Argentine national government, through the Ministry of Economy and Secretariat of Energy, the National Electricity Regulatory Body (ENRE), and the companies Edenor and Edesur, entered into an agreement to develop a mechanism to pay off debt corresponding to the Framework Agreement for such period, while the companies assumed the commitment to allocate said funds to improve electric service works and the status of the network supplying these neighborhoods with collective meters and other sensitive zones in the concessions area, without implying that there would be an extension of downstream responsibility for those collective meters, according to the applicable regulations. By way of this agreement, during December 2020, ARS 1.5 billion (ThUS$ 17,842) has been recognized under “Other Revenue” in the 2020 statement of income (Note 28).